FIELDS AIRCRAFT SPARES, INC.

                                     Issuer




                                       AND



                                  EPP FINANZ AG

                                     Trustee



                                    INDENTURE

                          Dated as of December 22, 1998



          8.5% Subordinated Convertible Redeemable Debentures Due 2001


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                                TABLE OF CONTENTS

                                      PAGE


                                    ARTICLE I

                                   DEFINITIONS

Section 1.1       Definitions...............................................  1
Section 1.2       Rules of Construction.....................................  6

                                   ARTICLE II

                   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                           AND EXCHANGE OF DEBENTURES

Section 2.1       Designation, Amount and Issue of Debentures...............  6
Section 2.2       Form of Debentures........................................  6
Section 2.3       Date and Denomination of Debentures;
                  Payments of Interest......................................  7
Section 2.4       Execution of Debentures...................................  7
Section 2.5       Exchange and Registration of Transfer of
                  Debentures; Restrictions on Transfer......................  8
Section 2.6       Mutilated, Destroyed, Lost or Stolen Debentures..........  12
Section 2.7       Temporary Debentures.....................................  13
Section 2.8       Cancellation of Debentures Paid, Etc.....................  13
Section 2.9       CUSIP Numbers............................................  13

                                   ARTICLE III

                     REDEMPTION AND REPURCHASE OF DEBENTURES

Section 3.1       Redemption Prices........................................  14
Section 3.2       Notice of Redemption; Selection of Debentures............  14
Section 3.3       Payment of Debentures Called for Redemption..............  15

                                   ARTICLE IV

                       PARTICULAR COVENANTS OF THE COMPANY

Section 4.1       Payment of Principal and Interest........................  16
Section 4.2       Maintenance of Office or Agency..........................  16
Section 4.3       Appointments to Fill Vacancies in Trustee's Office.......  17
Section 4.4       Provisions as to Paying Agent............................  17


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Section 4.5       Corporate Existence......................................  18
Section 4.6       Stay, Extension and Usury Laws...........................  18

                                    ARTICLE V

                             DEBENTUREHOLDERS' LISTS

Section 5.1       Debentureholders' Lists..................................  18

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

Section 6.1       Events of Default........................................  19
Section 6.2       Payments of Debentures on Default; Suit Therefor.........  21
Section 6.3       Application of Monies Collected by Trustee...............  22
Section 6.4       Proceedings by Debentureholder...........................  23
Section 6.5       Proceedings by Trustee...................................  24
Section 6.6       Remedies Cumulative and Continuing.......................  24
Section 6.7       Direction of Proceedings and Waiver of Defaults
                  by Majority of Debentureholders..........................  24
Section 6.8       Notice of Defaults.......................................  25
Section 6.9       Undertaking to Pay Costs.................................  25

                                   ARTICLE VII

                             CONCERNING THE TRUSTEE

Section 7.1       Duties and Responsibilities of Trustee...................  25
Section 7.2       Reliance on Documents, Opinions, Etc.....................  26
Section 7.3       No Responsibility for Recitals, Etc......................  27
Section 7.4       Trustee, Paying Agents, Conversion Agents or
                  Registrar May Own Debentures.............................  28
Section 7.5       Monies to Be Held in Trust...............................  28
Section 7.6       Compensation and Expenses of Trustee.....................  28
Section 7.7       Officers' Certificate as Evidence........................  28
Section 7.8       Resignation or Removal of Trustee........................  29
Section 7.9       Acceptance by Successor Trustee..........................  30
Section 7.10      Successor by Merger, Etc.................................  30

                                  ARTICLE VIII

                         CONCERNING THE DEBENTUREHOLDERS

Section 8.1       Action by Debentureholders...............................  30

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Section 8.2       Proof of Execution by Debentureholders...................  31
Section 8.3       Who Are Deemed Absolute Owners...........................  31
Section 8.4       Company-Owned Debentures Disregarded.....................  31
Section 8.5       Revocation of Consents, Future Holders Bound.............  32

                                   ARTICLE IX

                           DEBENTUREHOLDERS' MEETINGS

Section 9.1       Purposes for Which Meetings May be Called................  32
Section 9.2       Manner of Calling Meetings; Record Date..................  33
Section 9.3       Call of Meeting by Company or Debentureholders...........  33
Section 9.4       Who May Attend and Vote at Meetings......................  33
Section 9.5       Manner of Voting at Meetings and Record to be Kept.......  33
Section 9.6       Exercise of Rights of Trustee and Debentureholders
                  Not To Be Hindered or Delayed............................  34

                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

Section 10.1      Supplemental Indentures Without Consent of
                  Debentureholders.........................................  34
Section 10.2      Supplemental Indentures With Consent of
                  Debentureholders.........................................  35
Section 10.3      Effect of Supplemental Indentures........................  36
Section 10.4      Notation on Debentures...................................  36
Section 10.5      Evidence of Compliance of Supplemental Indenture to Be
                  Furnished to the Trustee.................................  36

                                   ARTICLE XI

                    CONSOLIDATION, MERGER, SALE, CONVEYANCE,
                               TRANSFER AND LEASE

Section 11.1      Company May Consolidate, Etc. on Certain Terms...........  37
Section 11.2      Successor Company To Be Substituted......................  37
Section 11.3      Opinion of Counsel To Be Given to Trustee................  37

                                   ARTICLE XII

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

Section 12.1      Termination of Obligations upon Cancellation of
                  the Debentures...........................................  37
Section 12.2      Survival of Certain Obligations..........................  38
Section 12.3      Acknowledgment of Discharge by Trustee...................  38


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Section 12.4      Application of Trust Assets..............................  38
Section 12.5      Repayment to the Company; Unclaimed Money................  39
Section 12.6      Reinstatement............................................  39

                                  ARTICLE XIII

                    IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                             OFFICERS AND DIRECTORS

Section 13.1      Indenture and Debentures Solely Corporate Obligations....  39

                                   ARTICLE XIV

                            CONVERSION OF DEBENTURES

Section 14.1      Right to Convert.........................................  40
Section 14.2      Exercise of Conversion Privilege; Issuance of Common
                  Stock on Conversion; No Adjustment for Interest
                  or Dividends.............................................  40
Section 14.3      Cash Payments in Lieu of Fractional Shares...............  42
Section 14.4      Conversion Price.........................................  42
Section 14.5      Adjustment of Conversion Price...........................  42
Section 14.6      Effect of Reclassification, Consolidation, Merger
                  or Sale..................................................  44
Section 14.7      Taxes on Shares Issued...................................  45
Section 14.8      Reservation of Shares; Shares to Be Fully Paid...........  45
Section 14.9      Responsibility of Trustee................................  45
Section 14.10     Notice to Holders Prior to Certain Actions...............  46

                                   ARTICLE XV

                                  SUBORDINATION

Section 15.1      Agreement to Subordinate.................................  46
Section 15.2      Certain Definitions......................................  47
Section 15.3      Liquidation; Dissolution; Bankruptcy.....................  48
Section 15.4      Default on Senior Indebtedness...........................  48
Section 15.5      When Distribution Must Be Paid Over......................  48
Section 15.6      Notice by Company........................................  49
Section 15.7      Subrogation..............................................  49
Section 15.8      Relative Rights..........................................  49
Section 15.9      Subordination May Not Be Impaired by Company.............  50
Section 15.10     Distribution or Notice to Representative.................  50
Section 15.11     Rights of Trustee and Paying Agent.......................  50
Section 15.12     Authorization to Effect Subordination....................  51
Section 15.13     Conversions Not Deemed Payment...........................  51
Section 15.14     Amendments...............................................  51


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                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

Section 16.1      Provisions Binding on Company's Successors...............  51
Section 16.2      Official Acts by Successor Company.......................  52
Section 16.3      Addresses for Notices, Etc...............................  52
Section 16.4      Governing Law............................................  52
Section 16.5      Evidence of Compliance with Conditions Precedent;
                  Certificates to Trustee..................................  52
Section 16.6      Legal Holidays...........................................  53
Section 16.7      Benefits of Indenture....................................  53
Section 16.8      Table of Contents, Headings Etc..........................  53
Section 16.9      Authenticating Agent.....................................  53
Section 16.10     Execution in Counterparts................................  54

EXHIBIT A - Form of Debenture ..............................................A-1

EXHIBIT B - Form of Transferee Certificate for Debentures to be Issued to
                  Accredited Investors......................................B-1

                                        v
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                  INDENTURE,  dated as of  December  22,  1998,  by and  between
FIELDS AIRCRAFT SPARES, INC., a Utah corporation (the "Company"), and EPP FINANZ AG (the "Trustee"), a Lichtenstein corporation.


                              W I T N E S S E T H :


                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 8.5% Subordinated Convertible Redeemable Debentures Due 2001 (the "Debentures"), in an aggregate principal amount not to exceed US $2,000,000 and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS, the Debentures, the certificate of authentication to be borne by the Debentures, a form of assignment, a form of conversion notice and a certificate of transfer to be borne by the Debentures are to be substantially in the forms hereinafter provided for; and

                  WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Debentures have in all respects been duly authorized.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Debentures by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures (except as otherwise provided below) as follows:

                                    ARTICLE I

                                   DEFINITIONS


                  Section 1.1 Definitions. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are by reference defined in the Securities Act (as hereinafter defined), except as herein otherwise expressly provided for or

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


unless the context otherwise requires, shall have the meanings assigned to such terms in said Securities Act as in force on the date of this Indenture. The words "herein," "hereof," "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article or Section.

                  Accredited Investor: The term "Accredited Investor" shall have the meaning specified in Rule 501(a) under the Securities Act.

                  Affiliate: An "Affiliate" of any specified person shall mean an "affiliate" as defined in Rule 144(a) as promulgated under the Securities Act.

                  Board of Directors: The term "Board of Directors" shall mean the Board of Directors of the Company or a committee of such Board of Directors duly authorized to act for it.

                  Board Resolution: The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                  Business Day: The term "Business Day" shall mean a day, other than a Saturday, a Sunday or a day on which the banking institutions in Switzerland are authorized or obligated by law or executive order to close or a day that is declared a United States or Swiss holiday.

                  Capital Stock: The term "Capital Stock" of any person shall mean any and all shares, interests, participations or other equivalents (however designated) of such person's corporate stock or any and all equivalent ownership interests in a person (other than a corporation) whether now outstanding or issued after the date hereof.

                  Commission: The term "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act.

                  Common Stock: The term "Common Stock" shall mean any stock of any class of the Company that does not have a preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that is not subject to redemption by the Company. Subject to the provisions of Section 14.6, however, shares issuable on conversion of Debentures shall include only shares of the class designated as common stock of the Company at the date of this Indenture or
shares  of  any  class  or  classes  resulting  from  any   reclassification  or
reclassifications thereof and that do not have a preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassification bears to the total number of shares of all such classes resulting from all such reclassifications.

                  Company: The term "Company" shall mean Fields Aircraft Spares, Inc. a Utah corporation, and subject to the provisions of Article XI, shall include its successors and assigns.

                  Conversion Price: The term "Conversion Price" shall have the meaning specified in Section 14.4.

                  Corporate Trust Office of the Trustee: The term "Corporate Trust Office of the Trustee," or other similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at Gartenstrasse 10, CH-8002, Zurich, Switzerland,
Attention: Dr. Dieter Wicki at which office it is authorized to receive notices hereunder.

                  Debenture or Debentures: The terms "Debenture" or "Debentures" shall mean any one or more, as the case may be, of the 8.5% Subordinated Convertible Redeemable Debentures Due 2001 authenticated and delivered under this Indenture.

                  Debentureholder; holder: The terms "Debentureholder" or "holder" as applied to any Debenture, or other similar terms (but excluding the term "beneficial holder"), shall mean any person in whose name at the time a particular Debenture is registered on the Debenture registrar's books.

                  Debenture register: The term "Debenture register" shall have the meaning specified in Section 2.5(a).

                  Debenture registrar: The term "Debenture registrar" shall have the meaning specified in Section 2.5(a).

                  default: The term "default" shall mean any event that is, or after notice or passage of time, or both, would be, an Event of Default.

                  Event of Default: The term "Event of Default" shall mean any event specified in Section 6.1(a) through (e).

                  Exchange  Act:  The  term   "Exchange   Act"  shall  mean  the
Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  Indenture: The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

                  Interest Payment Date: The term "Interest Payment Date" shall mean each June 30 and December 31, beginning June 30, 1999.

                  Nonpayment Default: The term "Nonpayment Default" shall have the meaning specified in Section 15.4(b).

                  Officers' Certificate: The term "Officers' Certificate," when used with respect to the Company, shall mean a certificate signed by two authorized officers which shall include (a) any of the Chairman, President, the Chief Executive Officer or the Chief Financial Officer and (b) any Treasurer or Secretary or any Assistant Secretary of the Company, that is delivered to the Trustee. Each such certificate shall include the statements provided for in
Section 16.5 if and to the extent required by the provisions of such Section.

                  Opinion of Counsel: The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or other counsel acceptable to the Trustee, that is delivered to the Trustee. Each such opinion shall include the statements provided for in Section 16.5 if and to the extent required by the provisions of such Section.

                  Outstanding: The term "outstanding" with reference to Debentures as of any particular time shall mean, subject to the provisions of
Section 8.4, all Debentures authenticated and delivered by the Trustee under this Indenture, except

                  (a)  Debentures   theretofore   canceled  by  the  Trustee  or
         delivered to the Trustee for cancellation;

                  (b) Debentures, or portions thereof, for which monies in the necessary amount shall have been deposited in trust with the Trustee for payment, redemption or repurchase; provided that if such Debentures are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given pursuant to Article III or provision satisfactory to the Trustee shall have been made for giving such notice;

                  (c) Debentures paid or converted pursuant to Section 2.6 hereof or Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.6 unless proof satisfactory to the Trustee is presented that any such Debentures are held by bona fide holders in due course; and

                  (d) Debentures converted into Common Stock or cash pursuant to
         Article XIV and Debentures not deemed outstanding pursuant to Section 3.2.

                  Paying Agent: The term Paying Agent shall mean any person authorized by the Company to pay the principal of or interest on any Debentures on behalf of the Company, which term may include the Company.

                  Payment Default: The term "Payment Default" shall have the meaning specified in Section 15.4(a).

                  person: The term "person" shall mean a corporation, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

                  Predecessor Debenture: The term "Predecessor Debenture" of any particular Debenture shall mean every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

                  record date: The term "record date" with respect to any interest payment date shall have the meaning set forth in Section 2.3 hereof.

                  Regulation D: The term "Regulation D" shall mean Regulation D under the Securities Act and any successor regulation thereto.

                  Responsible Officer: The term "Responsible Officer" with respect to the Trustee, shall mean an officer of the Trustee assigned and duly authorized by the Trustee to administer its corporate trust matters.

                  Restricted Securities: The term "Restricted Securities" shall have the meaning specified in Section 2.5(b).

                  Securities Act: The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  Subsidiary: The term "Subsidiary" of any specified person shall mean (i) a corporation a majority of whose capital stock with voting power under ordinary circumstances to elect directors is at the time directly or indirectly owned by such person or (ii) any other person (other than a corporation) in which such person or such person and a Subsidiary or Subsidiaries of such person or a Subsidiary or Subsidiaries of such person directly or indirectly, at the date of determination thereof, has at least majority ownership.

                  Successor Company: The term "Successor Company" shall have the meaning specified in Section 11.1.

                  Trading Day: The term "Trading Day" shall mean (x) if the applicable security is quoted on the Nasdaq SmallCap Market, a day on which trades may be made thereon or (y) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  Transfer: The term "transfer" shall have the meaning specified in Section 2.5(c).

                  Trustee: The term "Trustee" shall mean EPP Finanz AG its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                  Section 1.2       Rules of Construction.

                  Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular; and

                  (5) provisions apply to successive events and transactions.


                                   ARTICLE II

                   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                           AND EXCHANGE OF DEBENTURES

                  Section 2.1 Designation, Amount and Issue of Debentures. The Debentures shall be designated as "8.5% Subordinated Convertible Redeemable Debentures Due 2001." Debentures not to exceed the aggregate principal amount of US $2,000,000 upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Debentures upon the written order of the Company, signed by its (a) Chairman, Chief Executive Officer, President or Chief Financial Officer, and (b) any Treasurer or Secretary or any Assistant Secretary, without any further action by the Company hereunder.

                  Section 2.2 Form of Debentures. The Debentures will be offered and sold to persons who are Accredited Investors in reliance on Regulation D substantially in the form of Exhibit A hereto, with the legends in substantially the form set forth in Exhibit A hereto and such other legends as may be applicable thereto. Such Debentures shall constitute "restricted securities" as defined in Regulation D and Rule 144 promulgated and the Securities Act.

                  Any of the Debentures may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the Company officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Debentures may be listed, or to conform to usage.

                  The terms and provisions contained in the form of Debenture attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Section 2.3 Date and Denomination of Debentures; Payments of Interest. The Debentures shall be issuable in registered form only without coupons in denominations of $1,000 principal amount and integral multiples thereof. Every Debenture shall be dated the date of its authentication, shall bear interest from the original issue date of such Debenture and interest shall be payable semiannually on each June 30 and December 31 commencing June 30, 1999, as specified on the face of the form of Debenture, attached as Exhibit A hereto.

                  The person in whose name any Debenture (or its Predecessor Debenture) is registered at the close of business on any record date with respect to any interest payment date (including any Debenture that is converted after the record date and on or before the interest payment date) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Debenture upon any transfer, exchange or conversion subsequent to the record date and prior to such interest payment date. Interest may, at the option of the Company, be paid by check mailed to the address of such person as it appears on the Debenture register. The term "record date" with respect to any interest payment date shall mean the June 15 or December 15 preceding said June 30 or December 31.

                  Interest on the Debentures shall be computed on the basis of a 360-day year composed of twelve 30-day months.

                  Section 2.4 Execution of Debentures. The Debentures shall be signed in the name and on behalf of the Company by the signature of its Chairman, Chief Executive Officer, President or Chief Financial Officer and attested by the signature of its Treasurer, Secretary or any of its Assistant Secretaries (any of which signatures may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Debentures as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Debenture attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by
Section 16.9), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                  In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debentures had not ceased to be such officer of the Company; and any Debenture may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

                  Section  2.5   Exchange  and   Registration   of  Transfer  of
Debentures; Restrictions on Transfer.

                  (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 4.2 being herein sometimes collectively referred to as the "Debenture register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. Such Debenture register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby appointed "Debenture registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided. The Company may appoint one or more co-registrars.

                  Upon surrender for registration of transfer of any Debenture to the Debenture registrar or any co-registrar and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount and bearing such legends as may be required by Section 2.5(b).

                  Debentures may be exchanged for other Debentures of any authorized denominations and of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at any such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Debentures that the Debentureholder making the exchange is entitled to receive bearing certificate numbers not contemporaneously outstanding.

                  All Debentures presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee, the Debenture registrar or any co-registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, executed by the Debentureholder thereof or his attorney duly authorized in writing.

                  A reasonable service charge shall be charged to the Debentureholder for any exchange or registration of transfer of Debentures, and the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

                  None of the Company, the Trustee, the Debenture registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Debentures for a period of 15 days next preceding the mailing of a notice of redemption, (b) any Debentures called for redemption or, if a portion of any Debenture is selected or called for redemption, such portion thereof selected or called for redemption, (c) any Debentures surrendered for conversion or, if a portion of any Debenture is surrendered for conversion, such portion thereof surrendered for conversion.

                  All Debentures issued upon any transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Debentures surrendered upon such registration of transfer or exchange. All Debentures, the transfer, exchange and/or registration of which is effectuated by the Trustee pursuant to this Section 2.5, shall be accompanied by an Officers' Certificate of the Company, executed by a Responsible Officer thereof, certifying that such transfer, exchange and/or registration is authorized by the Company and permitted hereunder.

                  (b) Every  Debenture  that  bears or is  required  under  this
Section 2.5(b) to bear the legend set forth in this Section 2.5(b) (together with any Common Stock issued upon conversion of the Debenture and required to bear the legend set forth in Section 2.5(c), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this
Section 2.5(b), unless such restrictions on transfer shall have been waived by the written consent of the Company or removed in accordance with the provisions of Section 2.5(d), and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 2.5(b), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

                  Any certificate evidencing any Debenture (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in
Section 2.5(c), if applicable) shall bear a legend in substantially the following form, unless otherwise agreed by the Company (with notice thereof to the Trustee):

         THE DEBENTURE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT) ("ACCREDITED INVESTOR") AND (B) IT IS ACQUIRING THE DEBENTURE EVIDENCED HEREBY FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARDS DISTRIBUTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE DEBENTURE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH DEBENTURE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN ACCREDITED INVESTOR THAT,

         PRIOR TO SUCH TRANSFER, FURNISHES TO EPP FINANZ AG AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE DEBENTURE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE DEBENTURE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO EPP FINANZ AG, AS TRUSTEE. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C) OR (D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO EPP FINANZ AG, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  Any Debenture (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon satisfaction of the requirements of
Section 2.5(d) and surrender of such Debenture for exchange to the Debenture registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Debenture or Debentures, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.5(b).

                  (c) Any stock certificate representing Common Stock issued upon conversion of any Debenture shall bear a legend in substantially the following form, unless otherwise agreed by the Company (with written notice thereof to the Trustee and any transfer agent for the Common Stock):

         THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A
         "QUALIFIED  INSTITUTIONAL  BUYER"  (AS  DEFINED  IN RULE 144A UNDER THE
         SECURITIES ACT) IN COMPLIANCE WITH RULE 144A, (C) TO AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT) THAT PRIOR TO SUCH

         TRANSFER, FURNISHES TO THE COMPANY'S TRANSFER AGENT FOR ITS COMMON STOCK, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRANSFER AGENT), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (2) PRIOR TO ANY SUCH TRANSFER PURSUANT TO CLAUSE (C) OR (D) ABOVE, IT WILL FURNISH TO THE COMPANY'S TRANSFER AGENT FOR COMMON STOCK, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A
         TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE SATISFACTION OF THE TRANSFER AGENT THAT THE COMMON STOCK EVIDENCED HEREBY HAS BEEN OR IS BEING OFFERED AND SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT.

                  Any  such  Common  Stock  as to  which  such  restrictions  on
transfer   shall  have  expired  in  accordance   with  their  terms  may,  upon
satisfaction of the requirements of Section 2.5(d) and surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this
Section 2.5(c).

                  (d) Upon any sale or transfer of any Restricted Security (i) that is effected pursuant to an effective registration statement under the Securities Act, (ii) that is effected pursuant to Rule 144 as promulgated under the Securities Act as determined by counsel to the Company or (iii) in connection with which the Trustee (or transfer agent for the Common Stock, in the case of shares of Common Stock) receives certificates and other information (including an opinion of counsel, if requested) reasonably acceptable to the Company to the effect that such security shall no longer be subject to the resale restrictions under federal and state securities laws, then the Debenture registrar or co-registrar (or transfer agent, in the case of Common Stock) shall permit the holder thereof to exchange such Restricted Security for a security that does not bear the legends set forth in Section 2.5(b) or 2.5(c), as applicable, and shall rescind any such restrictions on transfer.

                  (e) Each holder or former holder of a Debenture agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such holder's or former holder's Debenture in violation of any provision of this Indenture and/or applicable U.S. federal or state securities law.

                  Section 2.6 Mutilated, Destroyed, Lost or Stolen Debentures. In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request, the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery a new Debenture bearing a number not contemporaneously outstanding in exchange and substitution for the mutilated Debenture or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. The Company may charge such applicant for the expenses of the Company in replacing a Debenture. In every case the applicant for a substituted Debenture shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

                  The Trustee or such authenticating agent may authenticate any such substituted Debenture and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture that has matured or is about to mature or has been called for redemption or is about to be repurchased or converted into Common Stock or cash shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof, except in the case of a mutilated Debenture), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Debenture and of the ownership thereof.

                  Every substitute Debenture issued pursuant to the provisions of this Section 2.6 in lieu of any Debenture that is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be enforceable by anyone, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. To the extent permitted by law, all Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

                  Section 2.7 Temporary Debentures. Pending the preparation of definitive Debentures, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and make available for delivery temporary Debentures (printed or lithographed). Temporary Debentures shall be issuable in any authorized denomination and shall be substantially in the form of the definitive Debentures but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every such temporary Debenture shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debentures. Without unreasonable delay the Company shall execute and deliver to the Trustee or such authenticating agent definitive Debentures and thereupon any or all temporary Debentures may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section
4.2 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Debentures an equal aggregate principal amount of definitive Debentures. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as definitive Debentures authenticated and delivered hereunder.

                  Section 2.8 Cancellation of Debentures Paid, Etc. All Debentures surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer shall, if surrendered to the Company or any paying agent or any Debenture registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. If required by the Company, the Trustee shall return canceled Debentures to the Company. If the Company shall acquire any of the Debentures, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

                  Section 2.9 CUSIP Numbers. The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE III

                     REDEMPTION AND REPURCHASE OF DEBENTURES


                  Section 3.1 Redemption Prices. The Debentures are not redeemable at the option of the Company prior to December 31, 1999. At any time on or after that date, the Debentures may be redeemed at the Company's option, upon notice as set forth in Section 3.2, in whole at any time or in part from time to time, at 100% plus accrued and unpaid interest thereon to the applicable redemption date.

                  Section 3.2 Notice of Redemption; Selection of Debentures. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Debentures pursuant to Section 3.1, it shall fix a date for redemption and, in the case of any redemption pursuant to Section 3.1, it or, at its written request accompanied by the proposed form of notice of redemption (which must be received by the Trustee at least ten days prior to the date the Trustee is requested to give notice as described below, unless a shorter period is agreed to by the Trustee), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debentures so to be redeemed as a whole or in part at their last addresses as the same appear on the Debenture register, provided that subject to the approval of the form of notice by the Trustee if the Company shall give such notice, it shall also give such notice, and notice of the Debentures to be redeemed, to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

                  Each such notice of redemption shall identify the Debentures to be redeemed (including CUSIP numbers), specify the aggregate principal amount of Debentures to be redeemed, the date fixed for redemption, the redemption price at which Debentures are to be redeemed, the place or places of payment, that payment shall be made upon presentation and surrender of such Debentures, that interest accrued to the date fixed for redemption shall be paid as specified in said notice and that on and after said date, interest thereon or on the portion thereof to be redeemed shall cease to accrue. Such notice shall also state the current Conversion Price and the date on which the right to convert such Debentures or portions thereof into Common Stock shall expire. If fewer than all the Debentures are to be redeemed, the notice of redemption shall identify the Debentures to be redeemed. In case any Debenture is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof shall be issued.

                  On or prior to the Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section 3.2, the Company shall deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 4.4) an amount of money sufficient to redeem on the redemption date all the Debentures so called for redemption (other than those theretofore surrendered for conversion into Common Stock or cash) at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If any Debenture called for redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Debenture shall be paid to the Company upon its written request or, if then held by the Company, shall be discharged from such trust. If fewer than all the Debentures are to be redeemed, the Company shall give the Trustee written notice in the form of an Officers' Certificate not fewer than 45 days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Debentures to be redeemed.

                  If fewer than all the Debentures are to be redeemed, the Trustee shall select the Debentures or portions thereof to be redeemed (in principal amounts of $1,000 or integral multiples thereof), by lot or, in its discretion, on a pro rata basis. If any Debenture selected for partial redemption is converted in part after such selection, the converted portion of such Debenture shall be deemed (so far as may be) to be the portion to be selected for redemption. The Debentures (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Debenture is converted as a whole or in part before the mailing of the notice of redemption.

                  Upon any redemption of less than all Debentures, the Company and the Trustee may treat as outstanding any Debentures surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Debenture authenticated and delivered during such period in exchange for the unconverted portion of any Debenture converted in part during such period.

                  Section 3.3 Payment of Debentures Called for Redemption. If notice of redemption has been given as above provided, the Debentures or portion of Debentures with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest thereon accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Debentures at the redemption price, together with interest thereon accrued to said date), interest on the Debentures or portion of Debentures so called for redemption shall cease to accrue, and such Debentures shall cease after the close of business on the Business Day next preceding the date fixed for redemption to be convertible into Common Stock or cash and, except as provided in Sections 7.5 and 12.4, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Debentures except the right to receive the redemption price thereof and unpaid interest thereon to the date fixed for redemption. On presentation and surrender of such Debentures at a place of payment in said notice specified, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semi-annual payment of interest becoming due on the date fixed for redemption shall be payable to the holders of such Debentures registered as such on the relevant record date subject to the terms and provisions of Section 2.3 hereof.

                  Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debentures so presented.

                  If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Debenture and such Debenture shall remain convertible into Common Stock until the principal shall have been paid or duly provided for.


                                   ARTICLE IV

                       PARTICULAR COVENANTS OF THE COMPANY


                  Section 4.1 Payment of Principal and Interest. The Company covenants and agrees that it shall duly and punctually pay or cause to be paid the principal and interest on each of the Debentures at the places, at the respective times and in the manner provided herein and in the Debentures. Each installment of interest on the Debentures due on any semi-annual interest payment date may be paid by mailing checks for the interest payable to or upon the written order of the holders of Debentures entitled thereto as they shall appear on the Debenture register. An installment of principal or interest shall be considered paid on the date due if the Trustee or paying agent (other than the Company, a Subsidiary of the Company or any Affiliate of any of them) holds on that date money designated for and sufficient to pay the installment of principal or interest and is not prohibited from paying such money to the holders of the Debentures pursuant to the terms of this Indenture.

                  Section 4.2 Maintenance of Office or Agency. The Company shall maintain an office or agency where the Debentures may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  The Company may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company will initially act as paying agent and initially designates the Trustee as Debenture registrar and conversion agent and the offices of the Trustee in Zurich, Switzerland as the office or agency of the Company for the purposes set forth in this Section 4.2.

                  So long as the Trustee is the Debenture registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 7.8(a).

                  Section 4.3 Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, shall appoint, in the manner provided in Section 7.8, a Trustee, so that there shall at all times be a Trustee hereunder.

                  Section 4.4 Provisions as to Paying Agent.

                  (a) The Paying Agent agrees  subject to the provisions of this
Section 4.4:

                  (1) that it shall hold all sums held by it as such agent for the payment of the principal of or interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures;

                  (2) that it shall give the Trustee written notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it shall forthwith pay to the Trustee all sums so held in trust.

                  The Company shall, before each due date of the principal of or interest on the Debentures, deposit with the Paying Agent a sum sufficient to pay such principal or interest, and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of any failure to take such action.

                  (b) If the Company shall act as its own paying agent, it shall, on or before each due date of the principal of or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal or interest so becoming due and shall notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall become due and payable.

                  (c) Anything in this Section 4.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 4.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

                  (d)   Anything   in   this   Section   4.4  to  the   contrary
notwithstanding, the agreement to hold sums in trust as provided in this Section
4.4 is subject to Sections 12.3 and 12.4.

                  Section 4.5 Corporate Existence. Subject to Article XI, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of any Subsidiary of the Company, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not materially adverse to the holders of the Debentures.

                  Section 4.6 Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.


                                    ARTICLE V

                             DEBENTUREHOLDERS' LISTS


                  Section 5.1 Debentureholders' Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of holders of Debentures. If the Trustee is not the Debenture registrar, the Company shall furnish to the Trustee and Paying Agent on or before at least seven Business Days preceding each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee reasonably may require of the names and addresses of holders of Debentures.


                                   ARTICLE VI

                              DEFAULTS AND REMEDIES


                  Section 6.1 Events of Default. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of the principal of the Debentures when due at maturity, upon redemption or otherwise (whether or not such payment shall be prohibited by Article XV of this Indenture), and continuance of such default for a period of 60 days; or

                  (b) default in the payment of any installment of interest on the Debentures as and when the same shall become due and payable (whether or not such payment shall be prohibited by Article XV of this Indenture), and continuance of such default for a period of 60 days; or

                  (c) a failure on the part of the Company to duly observe or perform any other covenants or agreements on the part of the Company in this Indenture (other than a default in the performance or breach of a covenant or agreement that is specifically dealt with elsewhere in this
         Section 6.1) that continues for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee, by the holders of at least 25% in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 8.4; or

                  (d) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due; or

                  (e) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 6.1(d) or (e)), unless the principal of all of the Debentures shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding hereunder determined in accordance with Section 8.4, by notice in writing to the Company (and to the Trustee if given by Debentureholders), may declare the principal of the Debentures and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debentures contained to the contrary notwithstanding. If an Event of Default specified in Section 6.1(d) or (e) occurs and is continuing, the principal of all the Debentures and the interest accrued thereon shall be immediately due and payable. The foregoing provision is subject to the conditions that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Debentures and the principal of any and all Debentures that shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the rate borne by the Debentures, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 7.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and accrued interest on Debentures that shall have become due by acceleration, shall have been cured or waived pursuant to Section 6.7, then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereto. The Company shall notify a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Debentures and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Debentures and the Trustee shall continue as though no such proceeding had been taken.

                  Section 6.2 Payments of Debentures on Default; Suit Therefor. The Company covenants that (a) in case a default shall be made in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and such default shall have continued for a period of 60 days, or (b) in case default shall be made in the payment of the principal of any of the Debentures as and when the same shall have become due and payable, whether at maturity of the Debentures or in connection with any redemption or repurchase, by declaration or otherwise, and such default shall have continued for a period of 60 days, then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the holders of the Debentures, the whole amount that then shall have become due and payable on all such Debentures for principal or interest, or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the principal of and interest on the Debentures to the registered holders, whether or not the Debentures are overdue.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Debentures and collect in the manner provided by law out of the property of the Company or any other obligor on the Debentures wherever situated the monies adjudged or decreed to be payable.

                  In case there shall be pending  proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debentures under Title 11 of the United States Code or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Debentures, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Debentures and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debentures, its or their creditors, or its or their property and to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after the deduction of any amounts due the Trustee under Section 7.6; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Debentureholders to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the holders of the Debentures may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or adopt on behalf of any Debentureholder any plan of reorganization or arrangement affecting the Debentures or the rights of any Debentureholder, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

                  All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Debentures.

                  In any proceedings brought by the Trustee pursuant to this Indenture or any supplement hereto (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceedings.

                  Section 6.3 Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article VI shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Debentures and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

                  First:  To the payment of all  amounts  due the Trustee  under
         Section 7.6;

                  Second: Subject to the provisions of Article XV, in case the principal of the outstanding Debentures shall not have become due and be unpaid, to the payment of interest on the Debentures in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the

         Trustee) upon the overdue installments of interest at the rate borne by the Debentures, such payments to be made ratably to the persons entitled thereto; and

                  Third: Subject to the provisions of Article XV, in case the principal of the outstanding Debentures shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then holding and unpaid upon the Debentures for principal and interest, with interest on the overdue principal and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Debentures; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Debentures, then to the payment of such principal and interest without preference or priority of principal over interest, or of interest over principal or of any installment of interest over any other installment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal and accrued and unpaid interest.

                  Section 6.4 Proceedings by Debentureholder. No holder of any Debenture shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Debentures, to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures (except as otherwise provided herein). For the protection and enforcement of this Section 6.4, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Notwithstanding any other provision of this Indenture and any provision of any Debenture, the right of any holder of any Debenture to receive payment of the principal of and interest on such Debenture, on or after the respective due dates expressed in such Debenture, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder except as otherwise set forth herein.

                  Anything in this Indenture or the Debentures to the contrary notwithstanding, the holder of any Debenture, without the consent of either the Trustee or the holder of any other Debenture, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

                  Section 6.5 Proceedings by Trustee. In case of an Event of Default and subject to the provisions of Section 7.6 hereof, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  Section 6.6 Remedies Cumulative and Continuing. Except as provided in Section 2.6, all powers and remedies given by this Article VI to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of such powers and remedies or of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 6.4, every power and remedy given by this
Article VI or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

                  Section 6.7 Direction of Proceedings and Waiver of Defaults by Majority of Debentureholders. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding (determined in accordance with Section 8.4) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding (determined in accordance with Section 8.4) may on behalf of the holders of all of the Debentures waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest on, or the principal of, the Debentures, (ii) a failure by the Company to convert any Debentures into Common Stock or cash, as the case may be, or (iii) a default in respect of a covenant or provisions hereof that under Article X cannot be modified or amended without the consent of the holders of all Debentures then outstanding. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.7, said default or Event of Default shall for all purposes of the Debentures and this Indenture be deemed to have been cured and to be not continuing and the Company, the Trustee and the holders of the Debentures shall as reasonably possible be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  Section 6.8 Notice of Defaults. The Trustee shall, within 90 days after the occurrence of a default, mail to all Debentureholders, as the names and addresses of such holders appear upon the Debenture register, notice of all defaults of which a Responsible Officer has actual knowledge, unless such defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of default in the payment of the principal of or interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determine that the withholding of such notice is in the interests of the Debentureholders.

                  Section 6.9 Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder or group of Debentureholders holding in the aggregate more than 10% in principal amount of the Debentures at the time outstanding determined in accordance with Section 8.4 or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of or interest on any Debenture on or after the due date expressed in such Debenture or to any suit for the enforcement of the right to convert any Debenture in accordance with the provisions of Article XIV.


                                   ARTICLE VII

                             CONCERNING THE TRUSTEE


                  Section 7.1 Duties and Responsibilities of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (1) the Trustee  need  perform only those duties that
                  are  specifically  set forth in this  Indenture and no others;
                  and

                           (2) in the  absence  of bad  faith on its  part,  the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (1) this  paragraph  (c) does not limit the effect of
                  paragraph (b) of this Section 7.1;

                           (2) the Trustee  shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer of the Trustee unless it is proved that the Trustee was negligent in ascertaining the pertinent facts reasonably available to the Trustee; and

                           (3) the Trustee  shall not be liable with  respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.7.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  Section 7.2 Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.1:

                  (a) The Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate; and any resolution of the

         Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) The Trustee may consult with counsel of its selection and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

                  (d) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder; no paying agent who is not the Trustee shall be deemed an agent of the Trustee, and the Trustee (in its capacity as Trustee) shall not be responsible for any act or omission by any such paying agent;

                  (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders pursuant to this Indenture unless such holders have offered the Trustee reasonable security or indemnity against the costs, expenses and liabilities that would be incurred by it in compliance with such request or direction.

                  (f) Subject to the provisions of Section 7.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers;

                  (g) In connection with any request to transfer or exchange any Debenture, the Trustee may request a direction (in the form of an Officers' Certificate) from the Company and an Opinion of Counsel with respect to compliance with any restrictions on transfer or exchange imposed by this Indenture, the Securities Act, other applicable law or the rules and regulations of any exchange on which the Debentures or the capital stock may be traded, and the Trustee may rely and shall be protected in acting upon such direction and in accordance with such Officers' Certificate and Opinion of Counsel;

                  (h) The Trustee may rely and shall be fully protected in acting upon the determination and notice by the Company of the Conversion Price; and

                  (i) The Trustee shall not be deemed to have knowledge of any Event of Default or other fact or event upon the occurrence of which it may be required to take action hereunder unless one of its Responsible Officers has actual knowledge thereof obtained by a written statement.

                  Section 7.3 No Responsibility for Recitals, Etc. The recitals contained herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

                  Section 7.4 Trustee, Paying Agents, Conversion Agents or Registrar May Own Debentures. The Trustee, any paying agent, any conversion agent or any Debenture registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, paying agent, conversion agent or Debenture registrar.

                  Section 7.5 Monies to Be Held in Trust. Subject to the provisions of Section 12.4, all monies received by the Trustee or Paying Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee or Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or Paying Agent shall be under no liability for interest on any money received by it hereunder except as may be agreed to in writing from time to time by the Company and the Trustee or Paying Agent.

                  Section 7.6 Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing, for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this
Section 7.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

                  Section 7.7 Officers' Certificate as Evidence. Except as otherwise provided in Section 7.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

                  Section 7.8 Resignation or Removal of Trustee.

                   (a) The Trustee may at any time resign by giving written notice of such resignation to the Company; and the Company shall mail, or cause to be mailed, notice thereof to the holders of Debentures at their addresses as they shall appear on the Debenture register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.

                  (b) In case the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Debentureholder, upon the terms and conditions and otherwise as provided in the next paragraph, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                  If no successor trustee shall have been so appointed and have accepted appointment within 60 days after removal or the mailing of such notice of resignation to the Debentureholders, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor trustee, or, in the case of either resignation or removal, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.8 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.9.

                  Section 7.9 Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.8 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon, the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but on the written request of the Company or of the successor trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Debentures, to secure any amounts then due it pursuant to the provisions of Section 7.6.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 7.9, the Company shall mail or cause to be mailed notice of the succession of such Trustee hereunder to the holders of Debentures at their addresses as they shall appear on the Debenture register. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                  Section 7.10 Successor by Merger, Etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder.

                                  ARTICLE VIII

                         CONCERNING THE DEBENTUREHOLDERS


                  Section 8.1 Action by Debentureholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by

Debentureholders in person or by agent or proxy appointed in writing, (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of
Article IX or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Debentures, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than 15 days prior to the date of commencement of solicitation of such action.

                  Section 8.2 Proof of Execution by Debentureholders. Subject to the provisions of Sections 7.1, 7.2 and 9.5, proof of the execution of any instrument by a Debentureholder or by agent or proxy shall be sufficient if made in accordance with Section 7.3 hereof. The holding of Debentures shall be proved by the Debenture register or by a certificate of the Debenture registrar.

                  The record of any Debentureholders' meeting shall be proved in the manner provided in Section 9.5.

                  Section 8.3 Who Are Deemed Absolute Owners. The Company, the Trustee, any paying agent, any conversion agent and any Debenture registrar may deem the person in whose name such Debenture shall be registered upon the books of the Company to be, and may treat such person as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and interest on such Debenture, for conversion of such Debenture and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Debenture registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon order of such holder, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debenture.

                  Section 8.4 Company-Owned Debentures Disregarded. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent, waiver or other action under this Indenture, Debentures that are owned by the Company or any other obligor on the Debentures or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Debentures that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Debentures so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.4 if the pledgee shall establish to the satisfaction of the Trustee the pledger's right to vote such Debentures and that the pledgee is not the Company, any other obligor on the Debentures or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of any of the above described persons; and subject to Section 7.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are outstanding for the purpose of any such determination.

                  Section 8.5 Revocation of Consents, Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 8.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture that is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.2, revoke such action so far as concerns such Debenture. Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture and of any Debentures issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.


                                   ARTICLE IX

                           DEBENTUREHOLDERS' MEETINGS


                  Section 9.1 Purposes for Which Meetings May be Called. A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this Article IX for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article VI;

                  (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article VII;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.2; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provisions of this Indenture or under applicable law.

                  Section 9.2 Manner of Calling Meetings; Record Date. The Trustee may at any time call a meeting of Debentureholders to take any action specified in Section 9.1, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than 30 nor more than 60 days prior to the date fixed for the meeting to such Debentureholders at their addresses as such addresses appear in the Debenture register. For the purpose of determining Debentureholders entitled to notice of any meeting of Debentureholders, the Company, upon written notice to the Trustee, shall fix in advance a date as the record date for such determination, such date to be a business day not more than ten days prior to the date of the mailing of such notice as hereinabove provided. Only persons in whose name any Debenture shall be registered in the Debenture register at the close of business on a record date fixed by the Trustee as aforesaid, or by the Company or the Debentureholders as provided in Section 9.3, shall be entitled to notice of the meeting of Debentureholders with respect to which such record date was so fixed.

                  Section 9.3 Call of Meeting by Company or Debentureholders. In case at any time the Company, pursuant to a resolution of its Board of Directors or the holders of at least 10% in aggregate principal amount of the Debentures then outstanding shall have requested the Trustee to call a meeting of Debentureholders to take any action authorized in Section 9.1 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Company or the holders of Debentures in the amount above specified, as the case may be, may fix the record date with respect to, and determine the time and the place for, such meeting and may call such meeting to take any action authorized in Section 9.1, by mailing notice thereof as provided in Section 9.2. The record date fixed as provided in the preceding sentence shall be set forth in a written notice to the Trustee and shall be a business day not less than 15 nor more than 20 days after the date on which the original request is sent to the Trustee.

                  Section 9.4 Who May Attend and Vote at Meetings. Only persons entitled to receive notice of a meeting of Debentureholders and their respective proxies duly appointed by an instrument in writing shall be entitled to vote at such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. When a determination of Debentureholders entitled to vote at any meeting of Debentureholders has been made as provided in this Section, such determination shall apply to any adjournments thereof.

                  Section 9.5 Manner of Voting at Meetings and Record to be Kept. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballots on each of which shall be subscribed the signature of the Debentureholder or proxy casting such ballot and the identifying number or numbers of the Debentures held or represented in respect of which such ballot is cast. The chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of

Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.2. The record shall show the identifying numbers of the Debentures voting in favor of or against any resolution. Each counterpart of such record shall be signed and verified by the affidavits of the chairman and secretary of the meeting and one of the counterparts shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

                  Any counterpart record so signed and verified shall be conclusive evidence of the matters therein stated and shall be the record referred to in clause (b) of Section 8.1.

                  Section 9.6 Exercise of Rights of Trustee and Debentureholders Not To Be Hindered or Delayed. Nothing in this Article IX contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hinderance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.


                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES


                  Section 10.1 Supplemental Indentures Without Consent of Debentureholders. The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to make provision with respect to the conversion rights of the holders of Debentures pursuant to the requirements of Section 14.6;

                  (b) subject to Article XV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures, any property or assets;

                  (c) to evidence the succession of another person to the Company, or successive successions, and the assumption by the Successor Company of the covenants, agreements and obligations of the Company pursuant to Article XI;

                  (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Debentures and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (e) to provide for the issuance under this Indenture of Debentures in coupon form (including Debentures registrable as to principal only) and to provide for exchangeability of such Debentures with the Debentures issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not adversely affect the interests of the holders of the Debentures; or

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures.

                  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section 10.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 10.2.

                  Section 10.2 Supplemental Indentures With Consent of Debentureholders. With the consent (evidenced as provided in Article VIII) of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by a Board Resolution and the Trustee, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided that no such supplemental indenture shall (i) without the consent of the holders of each Debenture so affected, extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any amount payable on redemption or repurchase thereof, or impair or affect the right of any Debentureholder to institute suit for the payment thereof or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the

Debentures, modify the subordination provisions in a manner adverse to the holders of the Debentures, or impair the right to convert the Debentures into Common Stock or cash subject to the terms set forth herein or (ii) without the consent of the holders of all the Debentures then outstanding, reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture.

                  Upon the request of the Company, accompanied by a copy of a Board Resolution certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Debentureholders under this Section 10.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 10.3 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this
Article X, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 10.4 Notation on Debentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article X may bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture, but they need not do so. After notice to the Trustee, if the Company shall determine to add such a notation, new Debentures so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.14) and delivered in exchange for the Debentures then outstanding, upon surrender of such Debentures then outstanding.

                  Section 10.5 Evidence of Compliance of Supplemental Indenture to Be Furnished to the Trustee. The Trustee shall be furnished with and, subject to the provisions of Sections 7.1 and 7.2, may rely conclusively upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article X.

                                   ARTICLE XI

                    CONSOLIDATION, MERGER, SALE, CONVEYANCE,
                               TRANSFER AND LEASE


                  Section 11.1 Company May Consolidate, Etc. on Certain Terms. The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its assets (determined on a consolidated basis) to any person unless: (i) the resulting, surviving or transferee person (the "Successor Company") (if not the Company) expressly assumes by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under this Indenture and the Debentures, including the rights pursuant to Article XIV hereof, (ii) immediately after giving effect to such transaction, no Event of Default has happened and is continuing and (iii) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

                  Section 11.2 Successor Company To Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest on all of the Debentures and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party hereto. When a Successor Company duly assumes all the obligations of the Company pursuant to this Indenture and the Debentures, the predecessor shall be released from all such obligations.

                  Section 11.3 Opinion of Counsel To Be Given to Trustee. The Trustee, subject to Sections 7.1 and 7.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption complies with the provisions of this Article XI.


                                   ARTICLE XII

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS


                  Section 12.1 Termination of Obligations upon Cancellation of the Debentures. The Company may terminate all of its obligations under this Indenture (subject to Section 12.2) when:

                  (a) (1) all Debentures theretofore authenticated and delivered (other than Debentures that have been destroyed, lost or stolen and that have been replaced, converted or paid as provided in Section 2.6) have been delivered to the Trustee for cancellation; and

                           (2) the Company has paid or caused to be paid all other sums payable hereunder and under the Debentures by the Company; or

                  (b) (1) the Debentures not previously delivered to the Trustee for cancellation shall have become due and payable or are by their terms to become due and payable within one year or are to be called for redemption under arrangements satisfactory to the Trustee upon delivery of notice, (ii) the Company shall have irrevocably deposited with the Trustee, as trust funds, cash, in an amount sufficient to pay principal of and interest on the outstanding Debentures, to maturity or redemption, as the case may be, (iii) such deposit shall not result in a breach or violation of, or constitute a default under, any agreement or instrument pursuant to which the Company is a party or by which it or its property is bound and (iv) the Company has delivered to the Trustee an Officers' Certificate in form and substance reasonably satisfactory to the Trustee, each stating that all conditions related to such discharge have been complied with.

                  Section 12.2 Survival of Certain Obligations. Notwithstanding the satisfaction and discharge of this Indenture and of the Debentures referred to in Section 12.1, the respective obligations of the Company and the Trustee under Sections 2.3, 2.4, 2.5, 2.6, 3.1, 4.2, 5.1, 6.4, 6.9, 7.5, 7.8, 12.4,
12.5, 12.6, Articles XIV and XV shall survive until the Debentures are no longer outstanding, and thereafter, the obligations of the Company and the Trustee under Sections 6.9, 7.5, 12.4, 12.5 and 12.6 shall survive. Nothing contained in this Article XII shall abrogate any of the rights, obligations or duties of the Trustee under this Indenture.

                  Section 12.3 Acknowledgment of Discharge by Trustee. Subject to Section 12.6, after (i) the conditions of Section 12.1 have been satisfied,
(ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in Section 12.2.

                  Section 12.4 Application of Trust Assets. The Trustee shall hold any cash deposited with it in the irrevocable trust established pursuant to
Section 12.1. The Trustee shall apply the deposited cash in accordance with this Indenture and the terms of the irrevocable trust agreement established pursuant to Section 12.1, as the case may be, to the payment of principal of and interest on the Debentures. The cash so held in trust and deposited with the Trustee in compliance with Section 12.1 shall not be part of the trust estate under this Indenture, but shall constitute a separate trust fund for the benefit of all holders entitled thereto. Except as specifically provided herein, the Trustee shall not be requested to invest any amounts held by it for the benefit of the holders or pay interest on uninvested amounts to any holder.

                  Section 12.5 Repayment to the Company; Unclaimed Money. Subject to applicable laws governing escheat of such property, and upon termination of the trust established pursuant to Section 12.1 hereof, the Trustee shall promptly pay to the Company upon written request any excess cash held by them. Additionally, if amounts for the payment of principal or interest remains unclaimed for two years, the Trustee shall, upon written request, pay such amounts back to the Company forthwith. Thereafter, all liability of the Trustee with respect to such amounts shall cease. After payment to the Company, holders entitled to such payment must look to the Company for such payment as general creditors unless an applicable abandoned property law designates another person.

                  Section 12.6 Reinstatement. If the Trustee is unable to apply any cash in accordance with Section 12.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Debentures shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.1 until such time as the Trustee is permitted to apply all such cash in accordance with
Section 12.1; provided that if the Company makes any payment of principal of or interest on any Debentures following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Debentures to receive such payment from the amounts held by the Trustee.


                                  ARTICLE XIII

                    IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                             OFFICERS AND DIRECTORS


                  Section 13.1 Indenture and Debentures Solely Corporate Obligations. No recourse for the payment of the principal of or interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor entity, either directly or through the Company or any successor entity, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Debentures.

                                   ARTICLE XIV

                            CONVERSION OF DEBENTURES


                  Section 14.1 Right to Convert. Subject to and upon compliance with the provisions of this Indenture, the holder of any Debenture shall have the one-time right, at the option of such holder, at any time after 90 days following the latest date of original issuance of the Debentures and prior to the close of business on December 28, 2001 (except that, with respect to any Debenture or portion of a Debenture that shall be called for redemption or delivered for repurchase, such right shall terminate at the close of business one Business Day immediately preceding the date fixed for redemption or repurchase of such Debenture or portion of a Debenture unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Debenture, or any portion of such principal amount that is $1,000 or an integral multiple thereof, of such holder's outstanding principal amount of Debentures, into that number of fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock (as such shares shall then be constituted) obtained by dividing the aggregate principal amount of the Debentures or portion thereof surrendered for conversion by the Conversion Price in effect at such time as such amount shall be certified by the Company as provided in an Officers' Certificate, by surrender of the Debenture so to be converted in whole or in part in the manner provided in Section 14.2. A holder of Debentures is not entitled to any rights of a holder of Common Stock until such holder has converted such holder's Debentures to Common Stock and only to the extent such Debentures are deemed to have been converted to Common Stock under this Article XIV.

                  Section 14.2 Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Interest or Dividends. In order to exercise the conversion privilege with respect to any Debenture in definitive form, the holder of any such Debenture to be converted in whole or in part shall surrender such Debenture, duly endorsed, at an office or agency maintained by the Company pursuant to Section 4.2, accompanied by the funds, if any, required by the penultimate paragraph of this Section 14.2, and shall give written notice of conversion in the form provided on the form of Debenture (or such other notice that is acceptable to the Company) to the office or agency that the holder elects to convert such Debenture or the portion thereof specified in said notice. Such notice shall state the name, telephone number and facsimile number of the contact person for the Conversion Notice and shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock that shall be issuable on such conversion shall be issued and shall be accompanied by transfer taxes, if required pursuant to Section 14.7. Each such Debenture surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the name of the holder of such Debenture as it appears on the Debenture register, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

                  As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to Section 14.1(b) and in compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Debentureholder (as if such transfer were a transfer of the Debenture or Debentures (or portion thereof) so converted), the Company shall issue and shall deliver to such holder at the office or agency maintained by the Company for such purpose pursuant to Section 4.2, a certificate or certificates for the number of full shares issuable upon the conversion of such Debenture or portion thereof in accordance with the provisions of this Article XIV and a check or cash in respect of any fractional interest in respect of a Common Stock arising upon such conversion, as provided in Section 14.3. In case any Debenture of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder of the Debenture so surrendered, without charge to him, a new Debenture or Debentures in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Debenture.

                  Each conversion shall be deemed to have been effected as to any such Debenture (or portion thereof) on the date on which the requirements set forth above in this Section 14.2 have been satisfied as to such Debenture (or portion thereof), and, subject to Section 14.1(b), the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Debenture shall have been surrendered.

                  Any Debenture or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date to the opening of business on the next succeeding interest payment date shall (unless such Debenture or portion thereof being converted shall have been called for redemption on a redemption date during the period from the close of business on or after any record date for the payment of interest to the close of business on the business day following the corresponding interest payment date) be accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest payable on such succeeding interest payment date on the principal amount being converted; provided that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Debentures. An amount equal to such payment shall be paid by the Company on the corresponding interest payment date to the holder of such Debenture at the close of business on such record date; provided that if the Company shall default in the payment of interest on such interest payment date, such amount shall be paid to the person who made such required payment. The interest payment with respect to a Debenture called for redemption on a date between the close of business on any record date for the payment of interest to the close of business on the business day following the corresponding interest payment date and surrendered for conversion during that period shall be payable on the corresponding interest payment date to the registered holder at the close of business on that record date (notwithstanding the conversion of such Debenture before the corresponding interest payment date) and a holder who elects to convert during that period need not include funds equal to the interest paid. Except as provided above in this Section 14.2, no adjustment shall be made for interest accrued on any Debenture converted or for dividends on any shares issued upon the conversion of such Debenture as provided in this Article XIV.

                  Section 14.3 Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of fully paid and nonassessable shares of Common Stock issuable upon conversion of a Debenture shall be determined by dividing the aggregate principal amount of such Debentures or portion thereof surrendered for conversion by the Conversion Price in effect at such time. The aggregate number of shares of Common Stock issuable upon conversion shall be rounded to the nearest 1/100th of a share (with .005 being rolled upward). If any fractional share of stock would be issuable upon the conversion of any Debenture or Debentures, the Company shall make an adjustment therefor in cash determined by multiplying the fractional share by the Conversion Price.

                  Section 14.4 Conversion Price. The Conversion Price shall be equal to the $5.50 per share (herein called the "Conversion Price"), subject to adjustment as provided in this Article XIV.

                  Section 14.5 Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Company as follows:

                  (a) In case the Company shall (i) pay a dividend or make a distribution on its outstanding Common Stock in shares of its Common Stock, (ii) subdivide or split its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares or (iv) issue any shares of capital stock by reclassification of its Common Stock, the conversion price in effect immediately prior thereto shall be adjusted so that the holder of any Debentures thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which such holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Debentures been surrendered for conversion immediately prior to the occurrence of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this subsection (a) shall become effective immediately after the close of business on the record date for determination of shareholders entitled to receive such dividend or distribution in the case of a dividend or distribution (except as provided in Section 14.5(e)) and shall become effective immediately after the close of business on the effective date in the case of a subdivision, split, combination or reclassification.

                  (b) In case the Company shall, by dividend or otherwise, distribute property or assets to all holders of its Common Stock (other than any dividends or distributions of the Company's Capital Stock to which Section 14.5(a) applies), and excluding any dividend or distribution (x) in connection with the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, (y) in cash or (z) referred to in Section 14.5(a) (any of the foregoing hereinafter in this Section 14.5(b) called the

         "Property")), then, in each such case, the Company shall make proper provision so that each Debentureholder who converts a Debenture (or any portion thereof) after the date fixed for determination of shareholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of Property that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such Debenture into Common Stock.

                  (c) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 14.5(a), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive and described in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to all holders of record of the Debentures a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it shall be in effect.

                  (d) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided that any adjustments that by reason of this Section 14.5(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XIV shall be made by the Company and shall be made to the nearest 1/100 (with 0.005 being rolled upward).

                  No adjustment need be made for a change in the par value, or to or from no par value, of the Common Stock.

                  To the extent the Debentures become convertible into cash, assets, property or securities (other than Common Stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities (except as such securities may otherwise by their terms provide), and interest shall not accrue on such cash.

                  (e) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the

         Conversion Price to the holder of each Debenture at his last address appearing on the Debenture register provided for in Section 2.5, within 20 days after execution thereof. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.

                  Section 14.6 Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or to or from no par value, as a result of a subdivision or combination),
(ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety (determined on a consolidated basis) to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture providing that the Debentures shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Debentures (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Debentures) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance, assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 14.6 the kind and amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XIV.

                  The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Debentures, at his address appearing on the Debenture register provided for in Section 2.5, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

                  The above  provisions  of this  Section  14.6 shall  similarly
apply  to  successive  reclassifications,   changes,  consolidations,   mergers,
combinations, sales and conveyances.

                  Section 14.7 Taxes on Shares Issued. The issuance of stock certificates on conversions of Debentures shall be made without charge to the converting Debentureholder for any transfer or similar tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Debenture converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  Section 14.8 Reservation of Shares; Shares to Be Fully Paid. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Debentures from time to time as such Debentures are presented for conversion.

                  Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Debentures, the Company shall take all corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

                  The Company covenants that all shares of Common Stock that may be issued upon conversion of Debentures shall, upon issuance, be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issuance thereof.

                  Section 14.9 Responsibility of Trustee. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Debentures to determine whether any facts exist that may require any adjustment of the Conversion Price or notice thereof, or with respect to the nature, accuracy or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at any time be issued or delivered upon the conversion of any Debenture; and the Trustee and any other conversion agent make no representations with respect thereto or actions or omissions by the Company in connection with this Article XIV. Subject to the provisions of Section 7.1, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Debenture for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article
XIV. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine whether a supplemental indenture under Section 14.6 hereof need to be entered into or the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by

Debentureholders upon the conversion of their Debentures after any event referred to in such Section 14.6 or to any adjustment to be made with respect thereto, and may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

                  Section 14.10 Notice to Holders Prior to Certain Actions. In case:

                  (a) the Company makes any distribution or dividend that would require an adjustment in the Conversion Price pursuant to Section 14.5; or

                  (b) the Company takes any action that would require a supplemental indenture pursuant to Section 14.6; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Debentures at his address appearing on the Debenture register, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record date is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined or (y) the date on which such reclassification, change, consolidation, merger, sale, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective or occur and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, transfer, dissolution, liquidation or winding-up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings referenced in clauses (a) through (c) of this
Section 14.10.


                                   ARTICLE XV

                                  SUBORDINATION


                  Section 15.1 Agreement to Subordinate. The Company agrees, and each Debentureholder by accepting a Debenture agrees, that the indebtedness evidenced by the Debentures is subordinated in right of payment, to the extent and in the manner provided in this Article XV, to the prior payment in full of all Senior Indebtedness and that the subordination is for the benefit of the holders of Senior Indebtedness.

                  Section 15.2 Certain Definitions. For purposes of this Article XV, the following terms shall have the meaning indicated:

                  (1) "Representative" shall mean a duly authorized indenture trustee or other trustee, agent or representative for any Senior Indebtedness.

                  (2) "Senior Indebtedness" with respect to the Debentures means the principal of, premium, if any, and interest (including any interest accruing subsequent to a bankruptcy or other similar proceeding whether or not such interest is an allowed claim enforceable in a bankruptcy case)  on,  and  any  fees,  costs,  expenses  and  any  other  amounts
         (including indemnity payments) related to the following, whether outstanding on the date hereof or hereafter incurred or created: (a) indebtedness, matured or unmatured, whether or not contingent, of the Company to NationsCredit Commercial Corporation, through its NationsCredit Commercial Funding Division, its affiliates, its successors or its assigns, regardless of whether evidenced by notes or other written obligations, (b) indebtedness of others of any of the kinds described in the preceding clause (a) assumed or guaranteed by the Company, (c) indebtedness, matured or unmatured, whether or not contingent, of the Company to the trustee, paying agent or holders of the Company's 8.5% Subordinated Redeemable Debentures due 2000 issued pursuant to an Indenture dated as of September 30, 1997, and (d) renewals, extensions, modifications, amendments, and refundings of, and indebtedness and obligations of a successor person issued in exchange for or in replacement of, indebtedness or obligations of the kinds described in the preceding clauses (a), (b) and (c), unless the agreement pursuant to which any such indebtedness described in clauses
         (a) through (d) is created, issued, assumed or guaranteed expressly provides that such indebtedness is not senior or superior in right of payment to the Debentures; provided that the following shall not constitute Senior Indebtedness: (i) any indebtedness or obligation of the Company in respect of the Debentures, (ii) any indebtedness (other than the debentures described in clause (c)) that is subordinated or junior in any respect to any other indebtedness of the Company other than Senior Indebtedness; and (iii) any indebtedness incurred for the purchase of goods or materials in the ordinary course of business.

                  For the purposes of this Indenture, Senior Indebtedness shall not be deemed to have been paid in full until the holders of the Senior Indebtedness shall have indefeasibly received payment in full in cash of all Senior Indebtedness; provided that if any holder of Senior Indebtedness agrees to accept payment in full of such Senior Indebtedness for consideration other than cash, such holder shall be deemed to have indefeasibly received payment in full of such Senior Indebtedness. The provisions of this Article XV shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

                  A distribution may consist of cash, securities or other property, by set-off or otherwise.

                  Section 15.3 Liquidation; Dissolution; Bankruptcy. Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities,
(a) holders of all Senior Indebtedness shall first be entitled to receive payment in full of all amounts due or to become due thereon before Debentureholders shall be entitled to receive any payment with respect to the principal of or interest on the Debentures (except that Debentureholders may receive securities that are subordinated to at least the same extent as the Debentures to Senior Indebtedness and any securities issued in exchange for Senior Indebtedness) and (b) until all Senior Indebtedness (as provided in clause (a) above) is paid in full, any distribution to which Debentureholders would be entitled but for this Article shall be made to holders of Senior Indebtedness (except that Debentureholders may receive securities that are subordinated to at least the same extent as the Debentures to (x) Senior Indebtedness and (y) any securities issued in exchange for Senior Indebtedness), as their interests may appear.

                  Section 15.4 Default on Senior Indebtedness. The Company may not make any payment upon or in respect of the Debentures (except in such subordinated securities) and may not acquire from the Trustee or any Debentureholder any Debenture for cash or property (other than securities that are subordinated to at least the same extent as the Debenture to (i) Senior Indebtedness and (ii) any securities issued in exchange for Senior Indebtedness) until all Senior Indebtedness has been paid in full if:

                  (a) a default in the payment of the principal of, premium, if any, or interest on Senior Indebtedness occurs and is continuing beyond any applicable period of grace (a "Payment Default"); or

                  (b) a default, other than a Payment Default on Senior Indebtedness occurs and is continuing that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity (a "Nonpayment Default") and the Trustee or the Company receives a notice of the default from the Representative or Representatives of holders of at least a majority in principal amount of Senior Indebtedness then outstanding.

                  The Company may and shall resume payments on and distributions in respect of the Debentures and may acquire them upon the date on which the default is cured or waived, in writing, if this Article XV otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

                  Section 15.5 When Distribution Must Be Paid Over. In the event that the Trustee (or paying agent if other than the Trustee) or any Debentureholder receives any payment of principal or interest with respect to the Debentures at a time when such payment is prohibited by Section 15.3 or 15.4 hereof, such payment shall be held by the Trustee (or paying agent if other than the Trustee) or such Debentureholder, in trust for the benefit of, and immediately shall be paid over and delivered, upon written request, to, the holders of Senior Indebtedness as their interests may appear or their Representative under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior
Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Debentureholders or the Company or any other person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XV, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

                  Section 15.6 Notice by Company. The Company shall promptly notify the Trustee and the paying agent in writing of any facts known to the Company that would cause a payment of any principal or interest with respect to the Debentures to violate this Article XV, but failure to give such notice shall not affect the subordination of the Debentures to the Senior Indebtedness as provided in this Article XV.

                  Section 15.7 Subrogation. Until all Senior Indebtedness is paid in full and until the Debentures are paid in full, Debentureholders shall be subrogated (equally and ratably with all other indebtedness pari passu with the Debentures) to the rights of holders of Senior Indebtedness (but subordinate to the rights of the holders of Senior Indebtedness) to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Debentureholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article XV to holders of Senior Indebtedness that otherwise would have been made to Debentureholders is not, as between the Company and Debentureholders, a payment by the Company on the Debentures.

                  Section 15.8 Relative Rights. This Article XV defines the relative rights of Debentureholders and holders of Senior Indebtedness. Nothing in this Indenture shall:

                  (a) impair, as between the Company and the Debentureholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Debentures in accordance with their terms;

                  (b)  affect  the  relative  rights  of  Debentureholders   and
         creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or

                  (c) prevent the Trustee or any Debentureholder from exercising its available remedies upon a default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Debentureholders.

                  If the Company fails because of this Article XV to pay principal of or interest on a Debenture on the due date, the failure is still a default or Event of Default.

                  Section 15.9 Subordination May Not Be Impaired by Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Debentures shall be impaired by any act or failure to act by the Company or any holder of Debentures or by the failure of the Company or any holder of Debentures to comply with this Indenture.

                  Section 15.10 Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

                  Upon any  payment  or  distribution  of assets of the  Company referred to in this Article XV, the Trustee and the Debentureholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Debentureholders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior
Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

                  Section 15.11 Rights of Trustee and Paying Agent. Notwithstanding the provisions of this Article XV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the paying agent may continue to make payments on the Debentures, unless the Trustee shall have actual knowledge or shall have received at its Corporate Trust Office at least three Business Days prior to the date of such payment written notice of facts that would cause the payment of any principal and interest with respect to the Debentures to violate this Article
XV. Only the Company or a  Representative  may give the notice.  Nothing in this
Article XV shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.6 hereof.

                  The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing such person to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article XV, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the rights of such person to receive such payment.

                  The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any paying agent, any authenticating agent, any conversion agent, any Debenture registrar and their successors may do the same with like rights.

                  Section 15.12 Authorization to Effect Subordination. Each holder of a Debenture by the holder's acceptance thereof authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XV and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes. Without limiting the foregoing, each Representative is hereby irrevocably authorized and empowered (in its own name or in the name of the Debentureholders or the Trustee or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 15.3 above and give acquittance therefor and to file claims and proofs of claim and take such other action as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the holders or owners of the Senior Indebtedness hereunder; provided that for purposes of this Section 15.12 holders or owners of Senior Indebtedness may act only through such Representative.

                  Section 15.13 Conversions Not Deemed Payment. For the purposes of this Article XV only, the issuance and delivery of Common Stock upon conversion of the Debentures in accordance with Article XIV shall not be deemed to constitute a payment or distribution on account of the principal of or interest on the Debentures or on account of the purchase or other acquisition of Debentures. Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the holders, the right, which is absolute and unconditional, of the holder of any Debenture to convert such Debenture in accordance with Article XIV.

                  Section 15.14 Amendments. The provisions of this Article XV shall not be amended or modified without the written consent of the holders of Senior Indebtedness or their Representative.


                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS


                  Section 16.1 Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements in this Indenture made by the Company shall bind its successors and assigns whether so expressed or not.

                  Section 16.2 Official Acts by Successor Company. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board (including the Board of Directors), committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

                  Section 16.3 Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being sent by prepaid overnight delivery or being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Fields Aircraft Spares, Inc., 4175 Guardian Street, Simi Valley, California 93063-3382,
Attention: President, with a copy to Richard T. Beard, Callister Nebeker & McCullough, Gateway Tower East, Suite 900, 10 East South Temple, Salt Lake City, Utah 84133. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being sent by prepaid overnight delivery or being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office of the Trustee, which office is, at the date as of which this Indenture is dated, located at Gartenstrasse 10, CH-8002, Zurich, Switzerland, Attention: Dr. Dieter Wicki.

                  The  Trustee,   by  notice  to  the  Company,   may  designate
additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Debentureholder  shall be mailed to him by first class mail, postage prepaid, at the address of such Debentureholder as it appears on the Debenture register and shall be sufficiently given to such Debentureholder if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Debentureholder or any defect in it shall not affect its sufficiency with respect to other Debentureholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  Section 16.4 Governing Law. This Indenture shall be deemed to be a contract made under the substantive laws of Utah and for all purposes shall be construed in accordance with the substantive laws of Utah without regard to conflicts of laws principles thereof.

                  Section 16.5 Evidence of Compliance with Conditions Precedent; Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition, (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based, (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Section 16.6 Legal Holidays. In any case where any interest payment date, date fixed for redemption or stated maturity of any Debenture or the last date on which a holder has the right to convert his Debentures shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Debentures) payment of interest or principal or conversion of the Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, date fixed for redemption, or at the stated maturity, or on such last day for conversion, provided that no interest shall accrue for the period from and after such interest payment date, date fixed for redemption or stated maturity, as the case may be.

                  Section 16.7 Benefits of Indenture. Nothing in this Indenture or in the Debentures, expressed or implied, shall give to any person, other than the parties hereto, any paying agent, any authenticating agent, any conversion agent, any Debenture registrar and their successors hereunder and the holders of Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 16.8 Table of Contents, Headings Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  Section 16.9 Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Debentures in connection with the original issuance thereof and transfers and exchanges of Debentures hereunder, including under Sections 2.4, 2.5, 2.6, 2.7 and 3.3, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Debentures. For all purposes of this Indenture, the authentication and delivery of Debentures by the authenticating agent shall be deemed to be authentication and delivery of such Debentures "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Debentures for the Trustee's certificate of authentication.

                  Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor company is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor company.

                  Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Debentures as the names and addresses of such holders appear on the Debenture register.

                  The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services.

                  The provisions of Sections 7.2, 7.3, 7.4, 8.3 and this Section
16.9 shall be applicable to any authenticating agent.

                  Section 16.10 Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  EPP Finanz AG hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed and attested, all as of the date first written above.

                                            FIELDS AIRCRAFT SPARES, INC.


                                            By:    /s/ Peter Frohlich
                                               ----------------------------
                                            Name:  Peter Frohlich
                                 Title: Chairman
Attest:

/s/ S.H. Carrington-Green
------------------------------


                                 EPP FINANZ AG,
                                   as Trustee


                                            By:    /s/ Herbert Towning
                                               ------------------------------
                                            Name: Herbert Towning
                                            Title:
Attest:

/s/ Judith White
-----------------------------

                          EXHIBIT A - FORM OF DEBENTURE


                           [FORM OF FACE OF DEBENTURE]

No.
                                                              $-----------------
                                                               CUSIP 316572 AB 2

                          FIELDS AIRCRAFT SPARES, INC.

          8.5% Subordinated Convertible Redeemable Debentures Due 2001


         THE DEBENTURE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT) ("ACCREDITED INVESTOR") AND (B) IT IS ACQUIRING THE DEBENTURE EVIDENCED HEREBY FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARDS DISTRIBUTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE DEBENTURE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH DEBENTURE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO EPP FINANZ AG AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE DEBENTURE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE DEBENTURE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO EPP FINANZ AG, AS TRUSTEE. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C) OR (D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO EPP FINANZ AG, AS

         TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  FIELDS AIRCRAFT SPARES, INC., a corporation duly organized and validly existing under the laws of the State of Utah (the "Company"), which term includes any Successor Company under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to ___________________________, or registered assigns, the principal sum of
______________________________________  Dollars on  December  31,  2001,  at the
Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on June 30 and December 31 of each year (each an "Interest Payment Date"), commencing June 30, 1999, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Debenture, from the original issue date of this Debenture or the most recent Interest Payment Date, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures, in which case from the original issue date of this Debenture until payment of said principal sum has been made or duly provided for. The interest so payable on any June 30 or December 31 will be paid to the person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the record date, which shall be the June 15 or December 15 (whether or not a Business Day) next preceding such June 30 or December 31, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest shall be paid by check mailed to the registered holder at the registered address of such person unless other arrangements are made in accordance with the provisions of the Indenture.

                  Reference is made to the further provisions of this Debenture set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Debenture the right to convert the principal amount of this Debenture into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee, or a duly authorized authenticating agent under the Indenture.

                  IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed under its corporate seal.

                                                FIELDS AIRCRAFT SPARES, INC.



                                                By:
                                                    ---------------------------
                                      Name:
                                     Title:


Attest:


---------------------------
        Secretary



                          CERTIFICATE OF AUTHENTICATION

Dated:

                  This is one of the Debentures described in the within-named Indenture.




                                    By:
                                       ----------------------------------
                                           Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]

                          FIELDS AIRCRAFT SPARES, INC.

          8.5% Subordinated Convertible Redeemable Debentures Due 2001

                  This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 8.5% Subordinated Convertible Redeemable Debentures Due 2001 (herein called the "Debentures"), limited to the aggregate principal amount of $2,000,000 all issued or to be issued under and pursuant to an Indenture dated as of December 22, 1998 (the "Indenture"), between the Company and EPP Finanz AG, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures. Each Debenture is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized hereon and each holder of a Debenture is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Debentures and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used but not defined in this Debenture shall have the meanings ascribed to them in the Indenture.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Debentures may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The payment of principal of and interest on the Debentures will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding related to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities, the holders of all Senior Indebtedness will first be entitled to receive payment in full of all amounts due or to become due thereon before the holders of the Debentures will be entitled to receive any payment in respect of the principal of or interest on the Debentures (except that holders of Debentures may receive securities that are subordinated at least to the same extent as the Debentures to Senior Indebtedness and any securities issued in exchange for Senior Indebtedness).

                  The Company also may not make any payment upon or in respect of the Debentures (except in such subordinated securities) and may not acquire from the Trustee or the holder of any Debenture for cash or property (other than securities subordinated to at least the same extent as the Debenture to (i) all Senior Indebtedness and (ii) any securities issued in exchange for Senior
Indebtedness) until all Senior Indebtedness has been paid in full if (a) a default in the payment of the principal of, premium, if any, or interest on Senior Indebtedness occurs and is continuing beyond any applicable period of grace or (b) any other default occurs and is continuing with respect to Senior Indebtedness that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a notice of such default from the representative or representatives of holders of at least a majority in principal amount of Senior Indebtedness then outstanding. Payments on the Debentures may and shall be resumed upon the date on which such default is cured or waived.

                  In the event that the Trustee  (or paying  agent if other than the Trustee) or any holder of the Debentures receives any payment of principal or interest with respect to the Debentures at a time when such payment is prohibited under the Indenture, such payment shall be held in trust for the benefit of, and immediately shall be paid over and delivered to, the holders of Senior Indebtedness or their representative as their respective interests may appear. After all Senior Indebtedness is paid in full and until the Debentures are paid in full, the holders of the Debentures shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Debentures) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the holders of the Debentures have been applied to the payment of Senior Indebtedness.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any amount payable on redemption thereof, or impair or affect the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Debentures, modify the subordination provisions in a manner adverse to the holders of the Debentures, or impair the right to convert the Debentures into Common Stock subject to the terms set forth in the Indenture without the consent of the holder of each Debenture so affected or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. The Company and the Trustee may amend or supplement the Indenture without notice to or consent of any holder of Debentures in certain events specified in the Indenture. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Debentures, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or the principal of any of the Debentures, a failure by the Company to convert any Debentures into Common Stock of the Company, unless otherwise excused pursuant to the terms of the Indenture, or a default in respect of a covenant or provision of the Indenture that under Article X thereof cannot be modified or amended without the consent of the holders of all Debentures then outstanding. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the

Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Interest on the Debentures shall be computed on the basis of a 360-day year composed of twelve 30-day months.

                  The Debentures are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Debentures, Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations.

                  The Debentures are not redeemable at the option of the Company prior to December 31, 1999. At any time on or after that date, the Debentures may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at 100% of the principal amount, together with accrued interest to the date fixed for redemption; provided that if the date fixed for redemption is a date on or after the record date and on or before the next following Interest Payment Date, then the interest payable on such date shall be paid to the holder of record on the next preceding June 15 or December 15, respectively.

                  Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after 90 days following the latest date of original issuance of the Debentures and prior to the close of business on December 28, 2001, subject to prior redemption or repurchase, or, as to all or any portion hereof called for redemption, prior to the close of business one business day before the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal that is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Debenture or portion thereof to be converted by the conversion price (the "Conversion Price") equal to the greater of $5.50 per share or such conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Debenture, together with a conversion notice as provided in the Indenture, to the Company at the Corporate Trust Office of the Trustee, and, unless the shares issuable on conversion are to be issued in the same name as this Debenture, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney.

                  Except as described in the Indenture, no adjustment will be made on conversion of any Debentures for interest accrued thereon or for dividends paid on any Common Stock issued. A Holder of Debentures at the close of business on a record date will be entitled to receive the interest payable on such Debentures on the corresponding interest payment date. However, Debentures surrendered for conversion during the period from the close of business on a record date to the opening of business on the next succeeding interest payment date must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted (unless such Debenture or portion thereof being converted is called for redemption on a redemption date during the period from the close of business on or after any record date to the close of business on the business day following the corresponding interest payment date). The interest payment with respect to a Debenture called for redemption on a date between the close of business on any record date for the payment of interest to the close of business on the business day following the corresponding interest payment date and surrendered for conversion during that period will be payable on the corresponding interest payment date to the registered Holder at the close of business on that record date (notwithstanding the conversion of such Debenture before the corresponding interest payment date). A Holder of Debentures who elects to convert during that period need not include funds equal to the interest paid. The Company is not required to issue fractional shares of Common Stock upon conversion of Debentures and, in lieu thereof, will pay a cash adjustment based upon the conversion price.

                  Upon due presentment for registration of transfer of this Debenture at the Corporate Trust Office of the Trustee, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Debenture registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Debenture registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Debenture.

                  No recourse for the payment of the principal of or interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any Successor Company, either directly or through the Company or any Successor Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                  ABBREVIATIONS


                  The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common                UNIF GIFT MIN ACT -
TEN ENT -         as tenants by the entireties        ______________ Custodian
JT TEN -          as joint tenants with right of          (Cust)
                  survivorship and not as tenants     ______________ under
                  in common                               (Minor)

                                                      Uniform Gifts to
                                                      Minors Act _______________
                                     (State)


                    Additional  abbreviations may also be used though not in the above list.

                           [FORM OF CONVERSION NOTICE]

                                CONVERSION NOTICE


To:      Fields Aircraft Spares, Inc.

                  The undersigned registered owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into Common Shares, par value $.05 per share, of the Company in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Debentures representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Debenture not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto.
Any amount required to be paid to the undersigned on account of interest accompanies this Debenture.


Dated:_______________________              Contact Person: ____________________
                                           Fax Number:_________________________
_____________________________              Telephone Number:___________________

-----------------------------
Signature(s)




Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Common Shares are to be issued, or Debentures to be delivered, other than to and in the name of the registered holder.


--------------------------------
Signature Guarantee

Fill in for registration of shares if to be issued, and Debentures if to be delivered, other than to and in the name of the registered holder:


------------------------------------------------------------
(Name)

------------------------------------------------------------
(Street Address)

------------------------------------------------------------
(City, State and Zip Code)

Please print name and address


Principal amount to be converted (if less than all) $_______



Social Security or
Other Taxpayer Identification Number _______________________

                              [FORM OF ASSIGNMENT]


                  For  value   received   _____________________________   hereby
sell(s), assign(s) and transfer(s) unto _________________________ (Please insert social security or other identifying number of assignee) the within Debenture, and hereby irrevocably constitutes and appoints ________________________________ attorney to transfer the said Debenture on the books of the Company, with full power of substitution in the premises.

                  In connection with any transfer of the within Debenture, the undersigned confirms that such Debenture is being transferred:

|_|      To Fields Aircraft Spares, Inc. or a subsidiary thereof; or

|_| Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

|_| To an accredited investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

|_| Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended.

                  The Trustee may refuse to register any of the within Debentures in the name of any person other than the registered holder thereof (or hereof); unless the Trustee has received such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

                  In addition, if the transferee is an accredited investor, the holder must furnish to the Trustee (i) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the security evidenced hereby in substantially the form of Exhibit B to the Indenture and (ii) such other certifications, legal opinions or other information as it may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

Dated: _______________________

------------------------------

------------------------------
Signature(s)

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.



--------------------------------------------------
Signature Guarantee

NOTICE: The signature on the conversion notice or the assignment must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

            EXHIBIT B - FORM OF TRANSFEREE CERTIFICATE FOR DEBENTURES
                      TO BE ISSUED TO ACCREDITED INVESTORS



EPP Finanz AG
as Trustee
Gartenstrasse 10
CH-8002
Zurich, Switzerland
Attention:  Corporate Trust Administration

                  Re:      Fields Aircraft Spares, Inc.
                           8.5% Subordinated Convertible Redeemable
                     Debentures Due 2001 (the "Debentures")

                  Reference is hereby made to the Indenture dated as of December 22, 1998 (as supplemented from time to time, the "Indenture") between Fields Aircraft Spares, Inc. and EPP Finanz AG, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  The undersigned is delivering this letter in connection with the transfer of Debentures to the undersigned, which Debentures are to be held by the undersigned in definitive registered form.

                  The undersigned hereby confirms that:

                  (i) the undersigned is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a) under the Securities Act (an "Accredited Investor");

                  (ii) (A) any purchase of Debentures by the undersigned will be for the undersigned's own account or for the account of one or more other Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in
Section 3(a)(5)(A) of the Securities Act that is acquiring Debentures as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

                  (iii) the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of purchasing Debentures;

                  (iv) the undersigned is not acquiring Debentures with a view to distribution thereof or with any present intention of offering or selling Debentures or the Common Stock issuable upon conversion thereof, except as permitted below; provided that the disposition of the undersigned's property and property of any accounts for which the undersigned is acting as fiduciary shall remain at all times within the undersigned's control; and

                  (v) the undersigned acknowledges that it has had access to such financial and other information as the undersigned deems necessary in connection with the undersigned's decision to purchase Debentures.

                  The undersigned understands that the Debentures have been issued in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Debentures and the shares of Common Stock issuable upon conversion thereof (collectively, the "Securities") have not been registered under the Securities Act or any applicable state securities laws, and the undersigned agrees, on the undersigned's own behalf and on behalf of each account for which the undersigned acquires any Securities, that if in the future the undersigned decides to resell or otherwise transfer such Securities, such Securities may be resold or otherwise transferred only (a) to the Company or any subsidiary thereof, (b) to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (c) to an Accredited Investor that, prior to such transfer, furnishes to the trustee (or transfer agent, as the case may be) for such Securities a signed letter containing certain representations and agreements relating to the restrictions on transfer of such Securities (the form of which letter can be obtained from such trustee, or transfer agent, as the case may be), (d) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if applicable) or (e) pursuant to a registration statement which has been declared effective under the Securities Act. The undersigned agrees that any such transfer of Securities referred to in this paragraph shall be in accordance with applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities. The undersigned further agrees to provide any person purchasing any of the Securities from the undersigned a notice advising such purchaser that resales of such Securities are restricted as stated herein. The undersigned understands that the registrar and transfer agent for the Securities will not be required to accept for registration or transfer any Securities, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. The undersigned further understands that any Securities will be in the form of definitive physical certificates and that such certificates will bear a legend (unless the sale of the Securities has been registered under the Securities Act) reflecting the substance of this paragraph.

                  The undersigned acknowledges that the Transferor, others and you will rely upon the undersigned's confirmation, acknowledgments and agreements set forth herein, and the undersigned agrees to notify you promptly in writing if any of the undersigned's representations or warranties herein ceases to be accurate and complete.


Dated:  __________, ____


                                      ---------------------------------
                                           (Name of Transferee)


                                   By:_________________________________
                                      Name:
                                     Title:
                                    Address: